Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501

800.847.0200

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

Thornburg Global Value Fund
Letter to shareholders
Dear Fellow Shareholder:

I am pleased to present Thornburg Global Value Fund's semiannual report for the six month period ended March 31, 2000. Shown in the table below are total returns for the most recent quarter, six months, and latest 12 months as well as since inception in May of 1998. Total returns for both Class A and Class C shares reflect results for investors who held shares for the entire periods shown, with dividends reinvested in additional shares.

Until late March, equity markets around the world have been in a recovery mode, extending gains that commenced in the fall of 1998. As in the U. S., technology has been the leadership sector. Your portfolio investments in Softbank and Sony in Japan, Samsung Electronics in Korea and telecommunication equipment companies Nokia and Ericsson have been standouts. We have recently taken profits in Sony and Softbank. European industrial cyclical holdings have been disappointing, despite an improving economic environment. The weak Euro has improved the competitive position of these global businesses, while valuations of these stocks remain undemanding. Financial service companies such as Julius Baer and ING Group have performed well recently on the strength of good operating results, which we expect to continue.

We have added to existing positions in both cyclical stocks and financials during the most recent quarter. New holdings include ASM Pacific (Semiconductors-Hong Kong), Banco Popolare (Spain), Bankinter (Spain), Dresdner Bank (Germany), Fast Retailing (Japanese apparel), India Fund, Nomura Securities (Japanese Broker) and Phillips Electronics (Netherlands). To learn more about these stocks and the other investments in your portfolio, please visit our internet website at www.thornburg.com, and look at the Global Value Fund holdings commentary under "Funds."

The nearby table shows holdings by country. You will note broad diversification. The percentage of value represented by holdings in less developed countries has increased to approximately 15%. Risks are higher in these countries. We have therefore focused on premiere companies such as Samsung, ASM Pacific, and Taiwan Semiconductor, to help mitigate the risk. In the Far East our holdings are world class technology companies that are well integrated with the world economy. The portfolio's 5 largest industry exposures are summarized below:

         Investment Management and Brokerage        14.3%
         Banks                                      10.6%
         Telecommunications Services                 9.0%
         Technology-Semiconductors and Equipment     9.0%
         Telecommunications Equipment                8.3%

The growth over the past two years in the international economy is most encouraging. This growth has led to good performance by leading companies, worldwide. We believe that "we've only just begun" to see good performance in many equity markets outside the U.S. The prosperity from a creative and de-regulated business environment in the U.S. has not gone unnoticed by the rest of the world. Privatized government enterprises, restructured private companies with a sharp focus, and managing to increase shareholder value all improve prospects for investors.

On March 31, 2000 an income distribution of $0.071 on Class A shares and $0.052 on Class C shares was made to shareholders of record as of March 31, 2000.

 Thank you for investing with us.

Respectfully,


William V. Fries, CFA
Portfolio Manager

Total return performance as of 3/31/2000

                        A Shares                                                   C Shares
                      3 Months  6 Months  One Year Since Incept.    3 Months 6 Months One Year Since Incept.
Net Asset Value ...      4.34%    40.58%   63.55%   26.66%*           4.21%   39.88%   61.94%   25.43%*
Max. Offering Price     (0.33)%   34.25%   56.17%   23.55%*           3.21%   38.88%   61.94%   25.43%*

                                   3.31     12.31
                                   2000     1999

Holdings by Country*
Japan                              11.2%    13.7%
Germany                            11.0%     8.5%
United States                      10.0%    15.5%
Netherlands                         8.4%    12.0%
Switzerland                         7.3%     4.0%
UK                                  7.0%     9.0%
Korea                               6.6%     3.5%
Finland                             3.62%    3.0%
Sweden                              3.2%     1.0%
Spain                               3.1%     3.3%
Canada                              2.8%     4.0%
Hong Kong                           2.7%     0.0%
Bermuda                             2.5%     1.5%
Brazil                              2.2%     2.5%
Taiwan                              1.8%     2.4%
India                               1.8%     0.0%
Austria                             1.6%     3.6%
Hungary                             1.5%     0.0%
Poland                              1.2%     1.1%
Australia                           0.8%     1.3%
Ireland                             0.0%     1.1%
Other                              11.2%     9.3%

Statement of assets and liabilities
ASSETS

Investments, at value (cost $61,898,855) ........................$ 69,458,120
Cash ............................................................      17,334
Receivable for securities sold ..................................   2,664,406
Receivable for fund shares sold .................................   1,179,699
Unrealized gain on forward exchange contracts (Note 6) ..........     681,104
Dividends receivable ............................................     154,726
Prepaid expenses and other assets ...............................      25,501
         Total Assets ...........................................  74,180,890

LIABILITIES

Payable for fund shares redeemed ................................         120
Payable to investment advisor ...................................      62,623
Accounts payable and accrued expenses ...........................      78,073
         Total Liabilities ......................................     140,816
NET ASSETS ......................................................$ 74,040,074

NET ASSETS CONSIST OF:
     Distributions in excess of net investment income ........   $   (707,970)
     Net unrealized appreciation (depreciation) on investments      8,240,513
     Accumulated net realized gain ...........................      7,165,257
     Net capital paid in on shares of beneficial interest ....     59,342,274
                                                                 $ 74,040,074

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($58,050,689 applicable to 3,231,746 shares of beneficial
interest outstanding - Note 4) ..................................$      17.96

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share) ......................        0.85
         Maximum Offering Price Per Share .......................$      18.81

Class C Shares:
Net asset value and offering price per share*
($15,989,385 applicable to 897,722 shares of beneficial
interest outstanding - Note 4) ..................................$      17.81


See notes to financial statements
*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of operations

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $25,204) .. $    216,753
Interest income .............................................       95,656
                  Total Income ..............................      312,409

EXPENSES

Investment advisory fees (Note 3) ...........................      200,452
Administration fees (Note 3)
         Class A Shares .....................................       23,935
         Class C Shares .....................................        4,701
Distribution and service fees (Note 3)
         Class A Shares .....................................       47,870
         Class C Shares .....................................       38,091
Transfer agent fees .........................................       21,473
Registration & filing fees ..................................       12,172
Custodian fees ..............................................       36,650
Professional fees ...........................................        4,911
Accounting fees .............................................        2,321
Trustee fees ................................................          275
Other expenses ..............................................        4,083
                  Total Expenses ............................      396,934

   Less:
            Expenses reimbursed by investment advisor (Note 3)      (8,091)
            Distribution and service fees waived (Note 3) .....       (483)

            Net Expenses ......................................    388,360

            Net Investment Income .............................    (75,951)

REALIZED AND UNREALIZED GAIN (LOSS)- NOTE 5 Net realized gain (loss) on:

         Investments ......................................      6,315,769
         Foreign currency transactions ....................        732,783
                                                                 7,048,552

Net unrealized appreciation (depreciation)
         Investments ......................................      5,598,462
         Foreign currency translation .....................        990,092
                                                                 6,588,554

                  Net Realized and Unrealized
                  Gain (Loss) on Investments .................  13,637,106

                  Net Increase (Decrease) in Net Assets Resulting
                  From Operations .........................   $ 13,561,155

See notes to financial statements

StatementS of changes in net assets Six Months  Ended Year Ended  March 31, 2000
         September 30, 1999

INCREASE (DECREASE) IN
NET ASSETS FROM:


OPERATIONS:

Net investment income .................................   $    (75,951)  $     138,170

Net realized gain (loss) on investments
and foreign currency transactions .....................      7,048,552         526,485

Increase in unrealized appreciation (depreciation)
on investments and foreign currency translations ......      6,588,554       3,017,586

                  Net Increase (Decrease) in Net Assets

                  Resulting from Operations ...........     13,561,155       3,682,241

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares ...............................       (580,738)       (160,511)
         Class C Shares ...............................        (99,562)        (11,023)

FUND SHARE TRANSACTIONS - (Note 4)
         Class A Shares ...............................     23,838,054      12,617,589
         Class C Shares ...............................     10,884,138       2,291,828
                  Net Increase in Net Assets ..........     47,603,047      18,420,124


NET ASSETS:

         Beginning of period ..........................     26,437,027       8,016,903
         End of period ................................   $ 74,040,074    $ 26,437,027



See notes to financial statements.

Notes to financial statements
Note 1 - Organization

Thornburg Global Value Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Funds are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales at 4:00 pm est prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Net realized capital losses are carried forward to offset realized capital gains in future years. To the extent such carryforwards are used, no capital distributions will be made.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to the shareholders are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General:  Securities  transactions  are  accounted  for on a trade  date  basis.
Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the six months ended March 31, 2000, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ended March 31, 2000, the Adviser voluntarily reimbursed certain operating expenses amounting to $8,091 for the Fund. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the six months ended March 31, 2000, the Distributor earned commissions aggregating $43,290 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $915 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 2000 are set forth in the statement of operations.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note 4 - Shares of Beneficial Interest

At March 31, 2000 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and C Shares of the Global Value Fund commenced May 28, 1998. Transactions in shares of beneficial interest were as follows:

                                                    Six Months Ended                   Year Ended
                                                     March 31, 2000                 September 30, 1999
                                                 Share            Amount           Share         Amount
Class A Shares

Shares sold .............................      1,699,681       $ 28,378,839       1,086,840    $ 13,241,784
Shares issued to shareholders in
         reinvestment of dividends ......         31,670            555,769          12,858         157,619
Shares repurchased ......................       (291,523)        (5,096,554)        (67,404)       (781,814)

Net Increase ............................      1,439,828       $ 23,838,054       1,032,294    $ 12,617,589

Class C Shares

Shares sold .............................        654,770       $ 10,999,364         216,126    $  2,574,981
Shares issued to shareholders
         in reinvestment of distributions          4,508             78,764             644           7,870
Shares repurchased ......................        (12,768)          (193,990)        (24,628)       (291,023)

Net Increase ............................        646,510       $ 10,884,138         192,142    $  2,291,828

Note 5 - Securities Transactions

For the six months ended March 31, 2000 the Fund had purchase and sale transactions of investment securities of $47,248,796 and $18,468,695, respectively. The cost of investments for Federal income tax purpose is
$61,898,85 for the Fund. At March 31, 2000, net unrealized depreciation of investments was $7,559,264 resulting from $10,715,967 gross unrealized appreciation and $3,156,703 gross unrealized depreciation.

Note 6 - Financial Investments With Off-Balance Sheet Risk

During the six months ended March 31, 2000, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to it's foreign stock holdings from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock holdings. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Fund's involvement in such contracts.

At March 31, 2000, the Fund had outstanding forward exchange contracts for the sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Contracts to sell:
           921,600         Australian Dollars for 587,446 U.S. Dollars, June 21, 2000         $       27,983
         1,202,250         Brazilian Real for 604,146 U.S. Dollars, June 23, 2000                    (71,933)
         1,672,150         Brazilian Real for 777,829 U.S. Dollars, December 10, 1999                (71,941)
         5,370,500         Swiss Francs for 3,393,931 U.S. Dollars, June 21, 2000                    137,912
         1,213,000         Swiss Francs for 754,072 U.S. Dollars, September 20, 2000                  12,475
        14,138,115         Euros for 14,344,100 U.S. Dollars, June 21, 2000                          729,927
         8,151,887         Euros for 7,980,245 U.S. Dollars, September 20, 2000                       80,846
         2,458,877         British Pound Sterling for 3,965,267 U.S. Dollars, June 21, 2000           49,110
           425,000         British Pound Sterling for 671,436 U.S. Dollars, September 20, 2000        (5,841)
        11,925,000         Hong Kong Dollars for 1,531,490 U.S. Dollars, September 18, 2000             (442)
       284,505,562         Hungarian Forint for 1,058,989 U.S. Dollars, November 2, 2000              25,296
       777,698,659         Japanese Yen for 7,515,862 U.S. Dollars, June 21, 2000                   (166,390)
     2,653,799,613         South Korean Won for 2,344,654 U.S. Dollars, June 21, 2000                (55,599)
       652,321,687         South Korean Won for 571,711 U.S. Dollars, June 23, 2000                  (18,281)
         2,115,000         Polish Krona for 476,351 U.S. Dollars,  June 19, 2000                     (23,009)
         1,119,000         Polish Krona for 264,102 U.S. Dollars,  June 21, 2000                          57
        30,487,631         Swedish Krona for 3,601,784 U.S. Dollars,  June 21, 2000                   50,161
        39,996,000         New Taiwan Dollars for 1,282,923 U.S. Dollars, June 30, 2000              (34,888)

Unrealized gain from forward exchange contracts                                                      665,443
Unrealized gain on offsetting contracts                                                               15,661
Net unrealized gain from forward contracts                                                          $681,104



Financial highlights

                                               Six Months Ended       Year Ended       Period Ended
                                                   March 31,         September 30,     September 30,
                                                     2000                1999             1998(a)
Class A Shares:
Net asset value, beginning of period              $  12.95            $  9.79          $  11.94
Income from investment operations:
              Net investment income                  (0.02)              0.12              0.03
              Net realized and unrealized
                gain (loss) on investments            5.26               3.18             (2.15)
Total from investment operations                      5.24               3.30             (2.12)
Less dividends from:
              Net investment income                  (0.23)             (0.14)            (0.03)

Change in net asset value                             5.01               3.16             (2.15)

Net asset value, end of period                    $  17.96           $  12.95           $  9.79

Total Return (b)                                     40.58%             33.79%           (17.80)%

Ratios/Supplemental Data Ratios to average net assets:

              Net investment income                 (0.22)%(c)           1.07%             1.04%(c)
              Expenses, after expense reductions     1.56%(c)            1.63%             1.63%(c)
              Expenses, before expense reductions    1.56%(c)            1.93%             2.88%(c)

Portfolio turnover rate                             43.75%              58.09%            44.66%

Net assets at end of period (000)                $  58,051           $  23,202          $  7,440

(a) Fund commenced operations on May 28, 1998.
(b) Sales loads are not reflected in computing total return.
(c) Annualized


Class C Shares:
Net asset value, beginning of period              $  12.88            $  9.77            $  11.94

Income from investment operations:
                  Net investment income              (0.07)              0.04                0.01
                  Net realized and unrealized
                   gain (loss) on investments         5.19               3.14               (2.17)
Total from investment operations                      5.12               3.18               (2.16)
Less dividends from:
                  Net investment income              (0.19)             (0.07)              (0.01)

Change in net asset value                             4.93               3.11               (2.17)

Net asset value, end of period                      $17.81           $  12.88             $  9.77

Total Return (b)                                     39.88%             32.59%             (18.12)%

Ratios/Supplemental Data Ratios to average net assets:

            Net investment income                   (0.88)%(c)           0.11%              (0.02)%(c)
            Expenses, after expense reductions       2.37%(c)            2.38%               2.38%(c)
            Expenses, before expense reductions      2.59%(c)            3.63%              11.91%(c)

Portfolio turnover rate                             43.75%              58.09%              44.66%


Net assets at end of period (000)                $  15,989            $  3,235            $   577

(a)  Fund commenced operations on May 28, 1998.
(b)  Sales loads are not reflected in computing total return.
(c)  Annualized


Schedule of investments

CUSIPS: Class A - 885-215-657, Class C - 885-215-640
NASDAQ Symbols:  Class A - TGVAX,  Class C -THGCX*
*The proposed Class C symbol (TGVCX) has been changed to THGCX.

                                                        Shares       Value

COMMON STOCKS 93.80%

AIRPORTS (1.60%)
         Flughafen Wien AG .....................        30,000   $ 1,114,588

BANKS (10.60%)
         Australia  and New Zealand Bank .......        80,000       504,650
         Bank Rozwoju Eksportu S.A .............        22,000       793,801
         Bankgesellschaft Berlin AG ............       100,000     1,637,410
         Bankinter Sa ..........................        20,000     1,262,051
Dresdner Bank ..................................        50,000     2,058,253
         OTP Bank  GDR .........................        20,000     1,075,000

CONSUMER ELECTRONICS (3.00%)
         Sony Corp .............................         4,800       680,271
         Sony Corp. - ADR ......................         5,000     1,400,625

BUILDING MATERIALS (1.60%)
         Dyckerhoff AG Preferred ...............        45,000     1,120,333

CAPITAL EQUIPMENT (5.50%)
         Embraer + .............................       340,000     1,571,634
         Rolls Royce Plc .......................       700,000     2,273,520

CHEMICALS (3.20%)
         DSM NV ................................        62,000     2,242,333

PHARMACEUTICALS (5.20%)
         Merck KGaA ............................        60,200     1,925,327
         Pharmacia & Upjohn Inc. ...............        28,000     1,659,000

ENTERTAINMENT (1.40%)
         Sogecable, S.A. + .....................        22,000     1,000,850

FOREST PRODUCTS (1.60%)
         UPM Kymmene OYJ .......................        40,000     1,129,909

INSURANCE (2.60%)
         Annuity And Life Re Holdings ..........        70,000     1,820,000
INVESTMENT MANAGEMENT & BROKERAGE (14.30%)
Edinburgh Fund Managers Group ..................        72,000       750,835
         Goldman Sachs Group Inc. ..............        15,000     1,576,875
         Ing Groep N.V .........................        45,000     2,438,879
         Julius Baer Holding AG ................           800     3,012,603
         Nomura Securities .....................        35,000     1,142,064
         OM Gruppen ............................        25,000     1,043,115

OFFICE FURNISHINGS & SUPPLIES (1.80%)
         Ahrend NV .............................       100,000     1,273,541

RETAIL (6.20%)
         Fast Retailing ........................         5,000     2,198,899
Tesco Plc ......................................       625,000     2,089,632

SERVICES (1.90%)
         Apcoa Parking AG ......................        18,000     1,311,652

TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (9.00%)
         ASM Pacific ...........................       542,000     1,837,631
         Samsung Electronic ....................         6,000     1,818,593
         Samsung Electronics - GDR .............         7,000     1,246,000
         Taiwan Semiconductor + ................       198,000     1,333,881

TECHNOLOGY - INTERNET SERVICES (3.10%)
         Disterfora + ..........................         2,500     1,263,272
         RSA Security Inc. + ...................        17,000       880,812

TELECOMMUNICATION SERVICES (9.10%)
BCE Inc. .......................................        16,500     2,069,719
         Dobson Communications Corp. + .........        40,000       920,000
         Nippon Telegraph and Telephone ........            90     1,428,919
         NTT DoCoMo ............................            17       697,122
         SK Telecom Ltd ........................        30,000     1,170,000

TELECOMMUNICATION EQUIPMENT (8.30%)
         Crown Castle International Corp. ......        60,000     2,272,500
         Ericsson L M Tel Co ...................        21,000     1,970,063
         Nokia Corp. ...........................         7,000     1,520,750

TOBACCO (0.60%)
Swedish Match AB ...............................       130,000       400,788
CLOSED END FUNDS (1.80%)
India Fund Inc. ................................        75,000     1,275,000

WORLD EQUITY BENCHMARK SHARES (0.90%)
World Equity Benchmark Shares - Japan ..........        37,600       618,050

MISCELLANEOUS (0.50%)
Miscellaneous ..................................       505,600       315,282

TOTAL COMMON STOCKS (Cost $57,586,766) .........                  65,146,031

COMMERCIAL PAPER 6.20%
Ford Motor Company, 6.05% due 4/4/2000 .........     2,000,000     1,998,992
Ford Motor Company, 6.08% due 4/6/2000 .........     2,000,000     1,998,311
Merrill Lynch, 6.10% due 4/5/2000 ..............       315,000       314,786

TOTAL COMMERCIAL PAPER (Cost $4,312,089) .......                   4,312,089

TOTAL INVESTMENTS (Cost $61,898,855) ...........                 $69,458,120

+Non-income producing.
See notes to financial statements.

Index Comparison
Thornburg Global Value Fund
Index Comparison

Compares performance of Thornburg Global Value Fund and Morgan Stanley Capital International Europe, Australia and Far East Index for the period May 28, 1998 to March 31, 2000. Past performance of the Index and the Fund may not be indicative of future performance.

Class A Shares

Average Annual Total Returns (at max. offering price) (periods ending 3/31/00)

Since inception (5/28/98)     26.66%
One year                      63.55%


Class C Shares

Average Annual Total Returns (periods ending 3/31/00)
Since inception (5/28/98)     25.43%
One year                      61.94%